Exhibit 99.1

NGP CAPITAL RESOURCES COMPANY SunTrust Robinson Humphrey 35th Institutional Conference April 11 -12, 2006

Forward-Looking Statements This presentation contains forward-looking statements. These forward-looking statements are subject to various risks and uncertainties, which could cause actual results and conditions to differ materially from those projected, including the uncertainties associated with the timing of transaction closings, changes in interest rates, availability of transactions, the future operating results of our portfolio companies, changes in regional, national, or international economic conditions and their impact on the industries in which we invest, or changes in the conditions of the industries in which we invest, and other factors enumerated in our filings with the Securities and Exchange Commission. Words such as "anticipates," "believes," "expects," "intends," "will," "should," "may" and similar expressions may be used to identify forward-looking statements. Undue reliance should not be placed on such forward-looking statements as such statements speak only as of the date on which they are made. We do not undertake to update our forward-looking statements unless required by law. Persons considering an investment in NGP Capital Resources Company should consider the investment objectives, risks, and charges and expenses of the company carefully before investing. Such information and other information about the company is available in our annual report on Form 10-K, our quarterly reports on Form 10-Q and in prospectuses we issue from time to time in connection with our offering of securities. Such materials are filed with the SEC and copies are available on the SEC's website, www.sec.gov. Prospective investors should read such materials carefully before investing. NGPC

NGP Capital Resources Company o NGP Capital Resources Company (Nasdaq: NGPC) is a publicly held financial services company that invests primarily in securities of small and midsized energy companies. o NGPC offers yield and total return investors the opportunity to participate in investments that target the capital needs of these small and midsized companies. oOur primary focus is in the domestic upstream and midstream businesses. o NGPC leverages Natural Gas Partners' highly successful franchise that focuses on private equity investments in the energy industry. o Our current investment availability is approximately $300 million with capacity of approximately $450 million utilizing leverage with our equity base. o Our public equity capital makes NGPC a permanent source of capital for the energy markets. NGPC

NGPC --a business development company o Regulated by the SEC under the Investment Company Act of 1940 and the Securities and Exchange Act of 1934. o Seventy percent of investments must be in the securities of private companies and public companies not listed on a national exchange. o Leverage is restricted to a maximum debt to capitalization of 50%. o The majority of our Board of Directors are independent. o We offer management assistance to our portfolio companies. NGPC

NGPC --also a regulated investment company o Income must be generated primarily from investments in securities of portfolio companies. o Mandatory asset diversification. o Annual distribution of at least 90% of taxable income. o No corporate federal income tax. NGPC NGPC 6

NGPC --organization Investment Committee Officers & Employees NGP Investment Advisor, LP Ken Hersh (NGPDavid Albin (NGPEdward Blessing (Ind.) Kent Conine (Ind.) James Latimer, III (Ind. Board of Directors Investment Advisory Agreement NGP Capital Resources Company Officers John Homier PresidentCEO Rich Bernardy COO/Secretary Steve Gardner CFO/Treasurer

NGPC --our business o NGPC is a flexible source of capital, providing customized financing solutions. We can invest at multiple levels of the balance sheet: o Senior Debt o Subordinated Debt o Mezzanine Capital o Project Equity o Our investments can range from $5 million to over $100 million. NGPC

NGPC --our business o Our capital serves a broad range of purposes, including: o Acquisitions and Buyouts o Growth & Development o Monetizations o Structured Vehicles o Recapitalizations o Restructuring o Special Situations NGPC

NGPC --investment criteria o Good management o Proven energy track record o Regional, asset and/or technical expertise o Management controls the pace of development and operations. o Reserves development and engineering play --not a pure exploration or price play. o Acquisition and development projects for oil and gas production and other related investments, such as gas plants, pipelines and gas storage. NGPC can also invest in coal, power, and alternative energy. o Target rate of return is dependent on overall risk of the transaction being financed and can range from high single digit to high teens. NGPC

NGPC 10 IRR Obj5% Development expected to cure to 50%-60% advance against PDP's w/i 6 -36 mos. Up to 150% +/-of PDP reserves with development expected to cure to 50% -60% advance against PDP's w/i 6-36 mos. Investment Types Bank Debt Mezzanine Investments Equity PROBABLE PRODUCING RESERVES PROVED UNDEVELOPED RESERVES PROVED NON-PRODUCING RESERVES PROVED PRODUCING RESERVES OTHER PROBABLE RESERVES POSSIBLE RESERVES ective 10% 20% 30% Parameters 50% -60% of PDP reserves ENGINEERING RISK EXPLORATION RISK No proven reserves, limited probable reserves OTHER RESOURCE NGPC --risk -return spectrum

NGPC --financing advantages o Energy Focused and Experienced o Permanent Capital o Speed of Commitment and Closing o One-Stop Shop o Pricing and Structure tailored to the risk assumed o Underwriting Capability NGPC 11

NGPC --initial public offering o November 2004 o 17.4 million shares issued at $15.00 per share o Total proceeds $261 million; Net proceeds $244 million o Underwriters: Raymond James; Friedman Billings Ramsey; Advest, Inc.; BB&T, D. A. Davidson; Ferris, Baker Watts; Morgan Keegan; Oppenheimer RBC; Stifel, Nicolaus; Southwest Securities; Wunderlich. NGPC 12

NGPC --milestone accomplishments o Established $60 million credit facility with SunTrust. o Built professional and administrative staff. o Created company infrastructure. o Expanding marketing effort and penetration. o Successfully implemented all financial and other controls for SOX and other regulatory compliance. o Earned and distributed to stockholders $11.5 million in first full year of operation. NGPC 13

NGPC --balance sheet summary December 31, 2004 (In millions) (Audited) Assets Investments in portfolio securities $ 66 Investments in auction rate securities 41 Investments in high grade corporate securities Investments in U.S. Treasury securities Total investments 107 Cash and cash equivalents 136 Other assets 2 Total assets $245 Liabilities and stockholders equity Accounts payable $ 1 Dividends payable Stockholders equity 244 Total liabilities and stockholders equity $245 NGPC December 31, 2005 (Audited) $ 93 21 121 235 13 $249 $ 1 4 244 $249

NGPC --income statement summary (In millions, unaudited) Quarter Ended Year Ended December 31, 2005 December 31, 2005 Investment income $ 5.0 $17.3 Operating, Other expenses Management fees 1.0 3.7 G&A, other expenses .9 3.2 Total operating, Other expenses 1.9 6.9 Net investment income 3.1 10.4 Net realized capital gains 1.0 1.3 Net increase (decrease) in unrealized appreciation, (depreciation) on portfolio securities .6 (0.4) Net increase in stockholders equity from operations $ 4.7 $11.3 NGPC 15

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NGPC --TARGETED INVESTMENTS NGPC --summary and conclusion o NGPC is a vehicle that offers investors the opportunity to participate in investments that target the capital needs of small and midsized energycompanies. o Our primary focus is to provide financing for domestic upstream and midstream businesses. o Our investments in portfolio companies are in the range of $5 million to over $100 million. o NGPC is a permanent and flexible source of capital for multiple levels of a portfolio company's balance sheet. o Our financings enable companies to develop their assets, accelerate their growth, and position themselves for other capital markets activities. NGPC 17

NGP CAPITAL RESOURCES COMPANY www.ngpcrc.com 713-752-0062 John Homier Rich Bernardy Larry Tharp Dan Schockling Chris Ryals Steve Gardner Kelly Plato Hans Hubbard